Exhibit 99.2
Cincinnati Financial Corporation
Supplemental Financial Data
March 31, 2008
First Quarter
6200 South Gilmore Road
Fairfield, Ohio 45014-5141
www.cinfin.com

Investor Contact:	Media Contact:	Shareholder Contact:
Heather J. Wietzel	Joan O. Shevchik	Jerry L. Litton
(513) 870-2768	(513) 603-5323	(513) 870-2639

Standard &
	A.M. Best	Fitch	Moody's	Poor's
Cincinnati Financial Corporation
Corporate Debt	aa-	A+	A2	A

The Cincinnati Insurance Companies
Insurer Financial Strength

Property Casualty Group
Standard Market Subsidiaries:	A++	—	Aa3	AA-
The Cincinnati Insurance Company	A++	AA	Aa3	AA-
The Cincinnati Indemnity Company	A++	AA	Aa3	AA-
The Cincinnati Casualty Company	A++	AA	Aa3	AA-
Excess and Surplus Lines Subsidiary:
The Cincinnati Specialty Underwriters Insurance Company	A	—	—	—

The Cincinnati Life Insurance Company	A+	AA	—	AA-
Ratings are as of April 29, 2008, under continuing review and subject to change and/or affirmation. For the latest ratings, select Ratings tab on www.cinfin.com.
The consolidated financial statements and financial exhibits that follow are unaudited. These consolidated financial statements and exhibits should be read in conjunction with the consolidated financial statements and notes included our periodic filings with the U.S. Securities and Exchange Commission. The results of operations for interim periods may not be indicative of results to be expected for the full year.

Cincinnati Financial Corporation
Supplemental Financial Data
First-Quarter 2008

Definitions of Non-GAAP Information and
Reconciliation to Comparable GAAP Measures
Cincinnati Financial Corporation prepares its public financial statements in conformity with accounting principles generally accepted in the United States of America (GAAP). Statutory data is prepared in accordance with statutory accounting rules as defined by the National Association of Insurance Commissioners’ (NAIC) Accounting Practices and Procedures Manual and therefore is not reconciled to GAAP data.
Management uses certain non-GAAP and non-statutory financial measures to evaluate its primary business areas — property casualty insurance, life insurance and investments — when analyzing both GAAP and certain non-GAAP measures may improve understanding of trends in the underlying business, helping avoid incorrect or misleading assumptions and conclusions about the success or failure of company strategies. Management adjustments to GAAP measures generally: apply to non-recurring events that are unrelated to business performance and distort short-term results; involve values that fluctuate based on events outside of management’s control; or relate to accounting refinements that affect comparability between periods, creating a need to analyze data on the same basis.
•	Operating income: Operating income is calculated by excluding net realized investment gains and losses (defined as realized investment gains and losses after applicable federal and state income taxes) from net income. Management evaluates operating income to measure the success of pricing, rate and underwriting strategies. While realized investment gains (or losses) are integral to the company’s insurance operations over the long term, the determination to realize investment gains or losses in any period may be subject to management’s discretion and is independent of the insurance underwriting process. Also, under applicable GAAP accounting requirements, gains and losses can be recognized from certain changes in market values of securities and embedded derivatives without actual realization. Management believes that the level of realized investment gains or losses for any particular period, while it may be material, may not fully indicate the performance of ongoing underlying business operations in that period.

For these reasons, many investors and shareholders consider operating income to be one of the more meaningful measures for evaluating insurance company performance. Equity analysts who report on the insurance industry and the company generally focus on this metric in their analyses. The company presents operating income so that all investors have what management believes to be a useful supplement to GAAP information.

•	Statutory accounting rules: For public reporting, insurance companies prepare financial statements in accordance with GAAP. However, insurers also must calculate certain data according to statutory accounting rules as defined in the NAIC’s Accounting Practices and Procedures Manual, which may be, and has been, modified by various state insurance departments. Statutory data is publicly available, and various organizations use it to calculate aggregate industry data, study industry trends and compare insurance companies.

•	Written premium: Under statutory accounting rules, property casualty written premium is the amount recorded for policies issued and recognized on an annualized basis at the effective date of the policy. Management analyzes trends in written premium to assess business efforts. Earned premium, used in both statutory and GAAP accounting, is calculated ratably over the policy term. The difference between written and earned premium is unearned premium.

•	Written premium adjustment - statutory basis only: In 2002, the company refined its estimation process for matching property casualty written premiums to policy effective dates, which added $117 million to 2002 written premiums. To better assess ongoing business trends, management may exclude this adjustment when analyzing trends in written premiums and statutory ratios that make use of written premiums.

Cincinnati Financial Corporation
Quick Reference — First Quarter 2008
(all data shown is for the three months ended or as of March 31, 2008)
(Based on reported data — see Pages 20-22 for adjusted data)

(Dollars in millions except share data)
Revenues:

Commercial lines net written premiums	$625
Year-over-year percentage change	(9.8)%
Personal lines net written premiums	$150
Year-over-year percentage change	(2.0)%
Property casualty net written premiums	$776
Year-over-year percentage change	(8.3)%
Commercial lines net earned premiums	$574
Year-over-year percentage change	(4.9)%
Personal lines net earned premiums	$177
Year-over-year percentage change	(2.2)%
Property casualty net earned premiums	$751
Year-over-year percentage change	(4.3)%
Life and accident and health net earned premiums	$28
Year-over-year percentage change	3.5%
Investment income	$152
Year-over-year percentage change	2.6%
Realized gains on investments	$(232)
Year-over-year percentage change	(474.0)%
Other income	$4
Year-over-year percentage change	(33.5)%
Total revenues	$704
Year-over-year percentage change	(31.6)%

Income:

Operating income	$109
Year-over-year percentage change	(29.0)%
Net realized investment gains and losses	$(151)
Year-over-year percentage change	(466.9)%
Net income (loss)	$(42)
Year-over-year percentage change	(121.8%)

Per share (diluted):

Operating income	$0.66
Year-over-year percentage change	(25.0)%
Net realized investment gains and losses	$(0.92)
Year-over-year percentage change	(483.3)%
Net income (loss)	$(0.26)
Year-over-year percentage change	(123.2)%
Book value	$33.40
Year-over-year percentage change	(14.5)%
Weighted average shares — diluted and basic	165,105,311
Year-over-year percentage change	(4.4)%

Benefits and expenses:

Commercial lines loss and loss expenses	$365
Year-over-year percentage change	3.1%
Personal lines loss and loss expenses	$136
Year-over-year percentage change	31.0%
Property casualty loss and loss expenses	$501
Year-over-year percentage change	9.5%
Life and accident and health losses and policy benefits	$35
Year-over-year percentage change	30.4%
Operating expenses	$256
Year-over-year percentage change	(1.9)%
Interest expenses	$12
Year-over-year percentage change	(3.1)%
Total expenses	$804
Year-over-year percentage change	6.1%
Net loss before income taxes	$(100)
Year-over-year percentage change	(137.1)%
Total income tax benefit	$(58)
Year-over-year percentage change	175.9%
Effective tax rate benefit	(57.9%)

Ratios:

Commercial lines GAAP combined ratio	95.0%
Personal lines GAAP combined ratio	110.1%
Property casualty GAAP combined ratio	98.6%

Commercial lines STAT combined ratio	93.3%
Personal lines STAT combined ratio	110.8%
Property casualty STAT combined ratio	97.4%

Return on equity based upon net income	(3.0)%
Return on equity based upon operating income	7.6%

Balance Sheet:

Fixed maturity investments	$5,965
Equity securities	5,629
Short-term investments	51
Other invested assets	59

Total invested assets	$11,704

Property casualty and life loss and loss expense reserves	$4,019
Total debt	860
Shareholders’ equity	5,449
2008 First-Quarter Supplement

Cincinnati Financial Corporation
Consolidated Statements of Income

	For the Three Months Ended March 31,
	2008	2007	Change	% Change

Revenues:
Premiums earned:
Property casualty	$792,374,432	$827,290,658	$(34,916,226)	(4.22)
Life	40,068,179	38,946,474	1,121,705	2.88
Accident health	1,868,167	1,758,851	109,316	6.22
Premiums ceded	(54,095,187)	(53,348,919)	(746,268)	(1.40)
Total premiums earned	780,215,591	814,647,064	(34,431,473)	(4.23)
Investment income	152,233,957	148,394,366	3,839,591	2.59
Realized gain on investments	(232,536,318)	62,178,232	(294,714,550)	(473.98)
Other income	3,781,644	5,688,868	(1,907,224)	(33.53)
Total revenues	$703,694,874	$1,030,908,530	$(327,213,656)	(31.74)

Benefits & expenses:
Losses & policy benefits	$562,934,824	$515,031,815	$47,903,009	9.30
Reinsurance recoveries	(27,137,337)	(30,808,929)	3,671,592	(11.92)
Commissions	150,014,952	170,152,772	(20,137,820)	(11.84)
Other operating expenses	90,720,024	88,203,959	2,516,065	2.85
Interest expense	12,687,472	13,092,923	(405,451)	(3.10)
Taxes, licenses & fees	20,760,970	19,942,931	818,039	4.10
Incr deferred acq expense	(5,718,022)	(15,654,691)	9,936,669	(63.47)
Total expenses	$804,262,883	$759,960,780	$44,302,103	5.83
Income (loss) before income taxes	$(100,568,009)	$270,947,750	$(371,515,759)	(137.12)

Provision for income taxes:
Current operating income	$103,422,660	$55,525,989	$47,896,671	86.26
Realized investments gains and losses	(81,674,979)	21,059,042	(102,734,021)	(487.84)
Deferred	(80,038,415)	234,546	(80,272,961)	nm
Total income taxes	$(58,290,734)	$76,819,577	$(135,110,311)	(175.88)

Net income (loss)	$(42,277,275)	$194,128,173	$(236,405,448)	(121.78)
Comprehensive net income	$(314,185,205)	$8,067,684	$(322,252,889)	(3,994.37)

Operating income	$108,584,064	$153,008,983	$(44,424,919)	(29.03)
Net realized investments gains and losses	$(150,861,339)	$41,119,190	$(191,980,529)	(466.89)

Net income per share:
Operating income	$0.66	$0.88	$(0.22)	(25.00)
Net realized investments gains and losses	(0.92)	0.24	(1.16)	(483.33)
Net income (loss) per share (basic)	$(0.26)	$1.12	$(1.38)	(123.21)
Operating income	$0.66	$0.88	$(0.22)	(25.00)
Net realized investments gains and losses	(0.92)	0.23	(1.15)	(500.00)
Net income (loss) per share (diluted)	$(0.26)	$1.11	$(1.37)	(123.42)
Dividends per share:
Paid	$0.355	$0.335	$0.02	5.97
Declared	0.390	0.355	0.04	9.86
Number of shares:
Weighted avg — basic	165,105,311	172,648,988	(7,543,677)	(4.37)
Weighted avg — diluted	165,105,311	174,274,157	(9,168,846)	(5.26)
Due to net loss from operations, basic and diluted shares are the same.
2008 First-Quarter Supplement

Cincinnati Financial Corporation and Subsidiaries
Consolidated Statements of Income for the Three Months Ended March 31, 2008

	Total	CFC	CONSOL P&C	CLIC	CFC-I	CINFIN	C-SUPR	ELIM
Revenues:
Premiums earned:
Property casualty	$792,374,432	$—	$792,726,747	$—	$—	$—	$—	$(352,315)
Life	40,068,179	—	—	40,068,179	—	—	—	—
Accident health	1,868,167	—	—	1,868,167	—	—	—	—
Premiums ceded	(54,095,187)	—	(41,605,790)	(12,489,397)	—	—	—	—
Total earned premium	780,215,591	—	751,120,957	29,446,949	—	—	—	(352,315)
Investment income	152,233,957	25,533,643	98,005,135	29,080,394	120,482	73,957	18,079	(597,733)
Realized gain on investments	(232,536,318)	(80,895,546)	(141,711,858)	(9,802,238)	101,191	(330,672)	—	102,805
Other income	3,781,644	2,397,287	812,916	742,390	2,211,844	601,217	50,626	(3,034,636)
Total revenues	$703,694,874	$(52,964,616)	$708,227,150	$49,467,495	$2,433,517	$344,502	$68,705	$(3,881,879)

Benefits & expenses:
Losses & policy benefits	$562,934,824	$—	$523,598,838	$39,885,436	$—	$—	$—	$(549,450)
Reinsurance recoveries	(27,137,337)	—	(22,779,189)	(4,358,148)	—	—	—	—
Commissions	150,014,952	27,500	143,705,340	6,282,112	—	—	—	—
Other operating expenses	90,720,024	5,737,805	80,238,330	6,288,651	1,216,345	136,873	415,083	(3,313,063)
Interest expense	12,687,472	12,243,043	88,250	—	701,054	—	—	(344,875)
Taxes, licenses & fees	20,760,970	303,054	19,478,307	1,012,324	8,197	(48,750)	7,838	—
Incr deferred acq expenses	(5,718,022)	—	(3,681,293)	(2,036,729)	—	—	—	—
Total expenses	$804,262,883	$18,311,402	$740,648,583	$47,073,646	$1,925,596	$88,123	$422,921	$(4,207,388)

Income before income taxes	$(100,568,009)	$(71,276,018)	$(32,421,433)	$2,393,849	$507,921	$256,379	$(354,216)	$325,509

Provision for income taxes:
Current operating income	$103,422,660	$25,487,163	$69,893,041	$7,672,506	$180,587	$302,343	$(112,980)	$—
Capital gains/losses	(81,674,979)	(28,368,441)	(49,815,437)	(3,410,783)	35,417	(115,735)	—	—
Deferred	(80,038,415)	(28,332,796)	(48,124,851)	(3,583,310)	12,010	(113,696)	(9,701)	113,929
Total income tax	$(58,290,734)	$(31,214,074)	$(28,047,247)	$678,413	$228,014	$72,912	$(122,681)	$113,929

Net income — current year	$(42,277,275)	$(40,061,944)	$(4,374,186)	$1,715,436	$279,907	$183,467	$(231,535)	$211,580

Net income — prior year	$194,128,173	$19,131,342	$153,929,611	$17,938,221	$616,275	$260,999	$—	$2,251,725

Change in net income	-121.8%	-309.4%	-102.8%	-90.4%	-54.6%	-29.7%	N/A
2008 First-Quarter Supplement

Cincinnati Financial Corporation
Consolidated Balance Sheets

	March 31,	December 31,
(Dollars in millions except per share data)	2008	2007
	(unaudited)
Assets
Investments
Fixed maturities, at fair value (amortized cost: 2008—$5,924; 2007—$5,783) (includes securities pledged to creditors: 2008—$622; 2007—$745)	$5,965	$5,848
Equity securities, at fair value (cost: 2007—$2,975; 2006—$2,621)	5,629	6,249
Short-term investments, at fair value (amortized cost: 2008—$51; 2007—$101)	51	101
Other invested assets	59	63

Total investments	11,704	12,261

Cash and cash equivalents	237	226
Securities lending collateral	619	760
Investment income receivable	118	124
Finance receivable	84	92
Premiums receivable	1,113	1,107
Reinsurance receivable	757	754
Prepaid reinsurance premiums	13	13
Deferred policy acquisition costs	472	461
Land, building and equipment, net, for company use (accumulated depreciation: 2008—$284; 2007—$276)	242	239
Other assets	49	72
Separate accounts	537	528

Total assets	$15,945	$16,637

Liabilities
Insurance reserves
Losses and loss expense	$4,019	$3,967
Life policy reserves	1,505	1,478
Unearned premiums	1,585	1,564
Securities lending payable	635	760
Other liabilities	605	574
Deferred income tax	750	977
Notes payable	69	69
6.125% senior debenture due 2034	371	371
6.90% senior debenture due 2028	28	28
6.92% senior debenture due 2028	392	392
Separate accounts	537	528

Total liabilities	10,496	10,708

Shareholders’ equity
Common stock, par value—$2 per share; authorized: 2008—500 million shares, 2007—500 million shares; issued: 2008—196 million shares, 2007—196 million shares	393	393
Paid-in capital	1,055	1,049
Retained Earnings	3,298	3,404
Accumulated other comprehensive income	1,880	2,151
Treasury stock at cost (2008—33 million shares, 2007—30 million shares)	(1,177)	(1,068)

Total shareholders’ equity	5,449	5,929

Total liabilities and shareholders’ equity	$15,945	$16,637

2008 First-Quarter Supplement

Cincinnati Financial Corporation
Quarterly Net Income Reconciliation

	Three months ended								Six months ended		Nine months ended		Twelve months ended
(In millions except per share data)	12/31/08	9/30/08	6/30/08	3/31/08	12/31/07	9/30/07	6/30/07	3/31/07	6/30/08	6/30/07	9/30/08	9/30/07	12/31/08	12/31/07

Net income (loss)				$(42)	$187	$124	$351	$194		$545		$669		$855
Net realized investment gains and losses				(151)	8	10	187	41		228		238		245

Operating income				109	179	114	164	153		317		431		610
Less catastrophe losses				(28)	1	(9)	(7)	(2)		(9)		(18)		(17)

Operating income before catastrophe losses				$137	$178	$123	$171	$155		$326		$449		$627

Diluted per share data
Net income (loss)				$(0.26)	$1.11	$0.72	$2.02	$1.11		$3.13		$3.86		$4.97
Net realized investment gains and losses				(0.92)	0.04	0.06	1.08	0.23		1.31		1.37		1.43

Operating income				0.66	1.07	0.66	0.94	0.88		1.82		2.49		3.54
Less catastrophe losses				(0.17)	0.01	(0.05)	(0.04)	(0.01)		(0.05)		(0.10)		(0.10)

Operating income before catastrophe losses				$0.83	$1.06	$0.71	$0.98	$0.89		$1.87		$2.59		$3.64

Dollar amounts shown are rounded to millions; certain amounts may not add due to rounding. Ratios are calculated based on whole dollar amounts. The sum of quarterly amounts may not equal the full year as each is computed independently.
2008 First-Quarter Supplement

Cincinnati Financial Corporation
Top Holdings — Common Stocks

	As of and for the three months ended March 31, 2008
				Earned
		Fair	Percent of	dividend
(Dollars in millions)	Cost	value	fair value	income

Fifth Third Bancorp	$185	$1,408	26.3%	$30
The Procter & Gamble Company	206	527	9.8	3
Exxon Mobil Corporation	58	437	8.2	2
U.S. Bancorp	270	338	6.3	4
PNC Financial Services Group, Inc.	62	308	5.8	3
Johnson & Johnson	220	262	4.9	2
AllianceBernstein Holding L.P.	113	248	4.6	4
Wells Fargo & Company	128	187	3.5	2
Wyeth	62	185	3.4	1
Piedmont Natural Gas Company, Inc.	64	148	2.8	1
General Electric Co.	106	116	2.2	1
Chevron Corporation	56	113	2.1	1
Huntington Bancshares Inc	111	111	2.1	3
All other common stock holdings	811	966	18.0	11

Total	$2,452	$5,354	100.0%	$68

2008 First-Quarter Supplement

Cincinnati Financial Corporation Subsidiaries
Selected Balance Sheet Data

(Dollars in millions)	12/31/2008	9/30/2008	6/30/2008	3/31/2008	12/31/2007	9/30/2007	6/30/2007	3/31/2007

Cincinnati Insurance Property Casualty Group
Fixed Maturities and Equities (Fair Value)	$—	$—	$—	$8,628	$8,940	$9,586	$9,850	$9,837
Fixed Maturities — Pretax Net Unrealized Gain (Loss)	—	—	—	39	58	23	(30)	44
Equities — Pretax Net Unrealized Gain (Loss)	—	—	—	1,831	2,077	2,657	2,917	3,017
Loss and Loss Expense Reserves — STAT	—	—	—	3,448	3,398	3,461	3,374	3,373
Surplus — STAT	—	—	—	4,027	4,307	4,782	4,937	4,741

The Cincinnati Life Insurance Company
Fixed Maturities and Equities (Fair Value)	$—	$—	$—	$1,841	$1,887	$1,952	$1,922	$1,938
Fixed Maturities — Pretax Net Unrealized Gain (Loss)	—	—	—	0	6	4	(4)	20
Equities — Pretax Net Unrealized Gain (Loss)	—	—	—	127	162	225	254	305
Equity — GAAP	—	—	—	661	685	724	730	739
Surplus — STAT	—	—	—	453	477	485	491	483

	12/31/2006	9/30/2006	6/30/2006	3/31/2006	12/31/2005	9/30/2005	6/30/2005	3/31/2005

Cincinnati Insurance Property Casualty Group
Fixed Maturities and Equities (Fair Value)	$9,882	$9,393	$8,987	$9,261	$8,947	$8,833	$8,802	$8,710
Fixed Maturities — Pretax Net Unrealized Gain (Loss)	47	51	(55)	2	50	86	152	99
Equities — Pretax Net Unrealized Gain (Loss)	3,166	2,859	2,621	2,758	2,803	2,807	2,903	2,931
Loss and Loss Expense Reserves — STAT	3,356	3,314	3,237	3,169	3,111	3,150	3,065	3,031
Surplus — STAT	4,750	4,607	4,342	4,334	4,220	4,224	4,180	4,065

The Cincinnati Life Insurance Company
Fixed Maturities and Equities (Fair Value)	$1,916	$1,893	$1,803	$1,827	$1,788	$1,797	$1,748	$1,688
Fixed Maturities — Pretax Net Unrealized Gain (Loss)	15	17	(17)	6	31	45	70	53
Equities — Pretax Net Unrealized Gain (Loss)	307	271	238	256	266	274	275	257
Equity — GAAP	719	688	652	666	651	348	655	622
Surplus — STAT	479	461	459	470	451	447	447	440
2008 First-Quarter Supplement

Cincinnati Insurance Group
GAAP Statements of Income

	For the Three Months Ended March 31,
	2008	2007	Change	% Change

Revenues:
Premiums earned:
Property casualty	$792,726,747	$827,572,247	$(34,845,500)	(4.21)
Premiums ceded	(41,605,790)	(43,062,577)	1,456,787	(3.38)
Total premiums earned	751,120,957	784,509,670	(33,388,713)	(4.26)
Investment income	98,005,135	96,609,154	1,395,981	1.44
Realized gain on investments	(141,711,858)	29,908,765	(171,620,623)	(573.81)
Other income	812,916	1,587,659	(774,743)	(48.80)
Total revenues	$708,227,150	$912,615,248	$(204,388,098)	(22.40)

Benefits & expenses:
Losses & policy benefits	$523,598,838	$478,692,221	$44,906,617	9.38
Reinsurance recoveries	(22,779,189)	(21,156,004)	(1,623,185)	7.67
Commissions	143,705,340	161,213,497	(17,508,157)	(10.86)
Other operating expenses	80,238,330	77,503,733	2,734,597	3.53
Interest expense	88,250	—	88,250	—
Taxes, licenses & fees	19,478,307	18,655,793	822,514	4.41
Incr deferred acq expense	(3,681,293)	(11,718,254)	8,036,961	(68.58)
Total expenses	$740,648,583	$703,190,986	$37,457,597	5.33
Income before income taxes	$(32,421,433)	$209,424,262	$(241,845,695)	(115.48)

Provision for income taxes:
Current operating income	$69,893,041	$50,616,959	$19,276,082	38.08
Current realized investments gains and losses	(49,815,437)	10,633,068	(60,448,505)	(568.50)
Deferred	(48,124,851)	(5,755,376)	(42,369,475)	736.17
Total income taxes	$(28,047,247)	$55,494,651	$(83,541,898)	(150.54)

Net income (loss)	$(4,374,186)	$153,929,611	$(158,303,797)	(102.84)
2008 First-Quarter Supplement

Cincinnati Insurance Group
Statutory Statements of Income

	For the Three Months Ended March 31,
	2008	2007	% Change

Underwriting income
Net premiums written	$774,719,939	$845,799,750	(8.40)
Unearned premiums increase	23,608,231	61,290,080	(61.48)
Earned premiums	751,111,708	784,509,670	(4.26)

Losses incurred	$417,447,483	$370,753,035	12.59
Allocated loss expenses incurred	37,182,273	39,076,308	(4.85)
Unallocated loss expenses incurred	46,020,141	47,706,874	(3.54)
Other underwriting expenses incurred	231,847,644	244,742,340	(5.27)
Workers compensation dividend incurred	4,983,552	3,649,164	36.57

Total underwriting deductions	$737,481,093	$705,927,720	4.47

Net underwriting gain (loss)	$13,630,614	$78,581,950	(82.65)

Investment income
Gross investment income earned	$96,728,928	$97,847,031	(1.14)
Net investment income earned	95,443,720	96,629,259	(1.23)
Net realized capital gains	(89,765,156)	19,559,182	(558.94)
Net investment gains (excl. subs)	$5,678,564	$116,188,441	(95.11)
Dividend from subsidiary	—	—	—
Net investment gains	$5,678,564	$116,188,441	(95.11)

Other income	$384,182	$1,516,535	(74.67)

Net income before federal income taxes	$19,693,360	$196,286,926	(89.97)
Federal and foreign income taxes incurred	$68,331,959	$49,751,322	37.35

Net income (loss) (statutory)	$(48,638,599)	$146,535,605	(133.19)

*	Statutory data prepared in accordance with statutory accounting rules as defined by the National Association of Insurance Commissioners and filed with the appropriate regulatory bodies.
2008 First-Quarter Supplement

Cincinnati Insurance Group — Consolidated
Statutory Quarterly Analysis
(Based on reported data — see Page 20 for adjusted data)

	Three months ended								Six months ended		Nine months ended		Twelve months ended
(Dollars in millions)	12/31/08	9/30/08	6/30/08	3/31/08	12/31/07	9/30/07	6/30/07	3/31/07	6/30/08	6/30/07	9/30/08	9/30/07	12/31/08	12/31/07

Net premiums written				$775	$724	$736	$810	$846		$1,656		$2,393		$3,117
Net premiums earned				$751	$777	$777	$786	$785		$1,571		$2,348		$3,125

Losses paid				$383	$375	$363	$380	$364		$744		$1,107		$1,481
Loss reserve change				35	(83)	69	(16)	6		(9)		60		(24)
Total losses incurred				$418	$292	$432	$364	$370		$735		$1,167		$1,457
Allocated loss expense paid				25	37	29	33	32		65		94		131
Allocated loss expense reserve change				12	26	15	16	8		24		39		65
Total allocated loss expense incurred				$37	$63	$44	$49	$39		$89		$133		$196
Unallocated loss expense paid				43	46	44	41	46		87		132		178
Unallocated loss expense reserve change				4	(6)	4	1	2		3		6		2
Total unallocated loss expense incurred				$47	$40	$48	$42	$48		$90		$138		$180
Underwriting expenses incurred				237	267	230	242	249		489		719		988

Underwriting profit (loss)				$12	$115	$23	$89	$79		$168		$191		$304

Ratio Data
Loss ratio				55.5%	37.5%	55.6%	46.3%	47.2%		46.8%		49.7%		46.7%
Allocated loss expense ratio				5.0	8.1	5.7	6.3	5.0		5.7		5.7		6.3
Unallocated loss expense ratio				6.1	5.3	6.1	5.3	6.1		5.7		5.8		5.7
Net underwriting expense ratio				30.6	37.0	31.3	29.8	29.4		29.5		30.1		31.7

Statutory combined ratio				97.2%	87.9%	98.7%	87.7%	87.7%		87.7%		91.3%		90.4%
Statutory combined ratio excluding catastrophes				91.5%	88.1%	97.0%	86.3%	87.3%		86.8%		90.1%		89.5%

Loss Detail
New losses $250,000-$500,000				$29	$29	$24	$22	$23		$45		$69		$98
New losses $500,000-$750,000				12	16	14	15	15		30		44		60
New losses $750,000-$1,000,000				9	13	9	9	10		19		28		41
New losses $1,000,000-$2,000,000				22	24	26	26	28		54		80		104
New losses $2,000,000-$4,000,000				22	36	50	17	22		39		89		125
New losses greater than $4,000,000				—	—	5	—	—		—		5		5
Case reserve development above $250,000				48	68	50	48	53		101		151		219

Large losses subtotal				$142	$186	$178	$137	$151		$288		$466		$652
IBNR incurred				6	(43)	—	7	7		15		15		(25)
Catastrophe losses incurred				43	(2)	13	11	3		15		28		26
Remaining incurred				227	151	241	209	210		417		658		804

Total losses incurred				$418	$292	$432	$364	$371		$735		$1,167		$1,457

Loss Ratio
New losses $250,000-$500,000				3.9%	3.7%	3.1%	2.8%	2.9%		2.9%		2.9%		3.1%
New losses $500,000-$750,000				1.6	2.1	1.8	1.9	1.9		1.9		1.9		1.9
New losses $750,000-$1,000,000				1.2	1.7	1.2	1.1	1.3		1.2		1.2		1.3
New losses $1,000,000-$2,000,000				2.9	3.1	3.3	3.3	3.6		3.4		3.4		3.3
New losses $2,000,000-$4,000,000				2.9	4.6	6.4	2.2	2.8		2.5		3.8		4.0
New losses greater than $4,000,000				—	—	0.6	—	—		—		0.2		0.2
Case reserve development above $250,000				6.4	8.8	6.4	6.1	6.8		6.4		6.4		7.0

Large losses subtotal				18.9%	23.9%	22.9%	17.4%	19.2%		18.3%		19.8%		20.9%
IBNR incurred				0.8	(5.5)	—	0.9	1.0		0.9		0.6		(0.9)
Total catastrophe losses incurred				5.7	(0.2)	1.7	1.4	0.4		0.9		1.2		0.8
Remaining incurred				30.1	19.3	31.0	26.6	26.6		26.7		28.1		25.9

Total loss ratio				55.5%	37.5%	55.6%	46.3%	47.2%		46.8%		49.7%		46.7%

Loss Claim Count
New losses $250,000-$500,000				87	88	75	67	72		139		214		302
New losses $500,000-$750,000				21	27	25	26	24		50		75		102
New losses $750,000-$1,000,000				10	16	11	11	12		23		34		50
New losses $1,000,000-$2,000,000				19	18	21	21	21		42		63		81
New losses $2,000,000-$4,000,000				7	12	16	5	7		12		28		40
New losses greater than $4,000,000				—	—	1	—	—		—		1		1
Case reserve development above $250,000				81	112	93	82	93		175		268		380

Large losses total				225	273	242	212	229		441		683		956

*	Dollar amounts shown are rounded to millions; certain amounts may not add due to rounding. Ratios are calculated based on whole dollar amounts.

*	NM — Not meaningful

*	Statutory data prepared in accordance with statutory accounting rules as defined by the National Association of Insurance Commissioners and filed with the appropriate regulatory bodies.
2008 First-Quarter Supplement

Cincinnati Insurance Group — Commercial Lines
Statutory Quarterly Analysis
(Based on reported data — see Page 21 for adjusted data)

	Three months ended								Six months ended		Nine months ended		Twelve months ended
(Dollars in millions)	12/31/08	9/30/08	6/30/08	3/31/08	12/31/07	9/30/07	6/30/07	3/31/07	6/30/08	6/30/07	9/30/08	9/30/07	12/31/08	12/31/07

Net premiums written				$625	$562	$544	$613	$693		$1,306		$1,851		$2,413
Net premiums earned				$574	$601	$600	$606	$604		$1,210		$1,810		$2,411

Losses paid				$266	$272	$253	$270	$259		$530		$783		$1,055
Loss reserve change				32	(53)	66	(12)	23		11		77		23
Total losses incurred				$298	$219	$319	$258	$282		$541		$860		$1,078
Allocated loss expense paid				22	33	26	30	28		58		84		117
Allocated loss expense reserve change				12	27	16	16	8		24		40		67
Total allocated loss expense incurred				$34	$60	$42	$46	$36		$82		$124		$184
Unallocated loss expense paid				30	34	31	30	33		63		94		128
Unallocated loss expense reserve change				3	(3)	4	1	3		4		8		5
Total unallocated loss expense incurred				$33	$31	$35	$31	$36		$67		$102		$133
Underwriting expenses incurred				186	215	170	179	193		371		541		757

Underwriting profit (loss)				$23	$76	$34	$92	$57		$149		$183		$259

Ratio Data
Loss ratio				52.0%	36.4%	53.2%	42.6%	46.8%		44.7%		47.5%		44.8%
Allocated loss expense ratio				5.9	9.9	7.0	7.6	6.0		6.8		6.8		7.6
Unallocated loss expense ratio				5.7	5.2	5.8	5.1	5.9		5.5		5.6		5.5
Net underwriting expense ratio				29.7	38.2	31.2	29.1	27.8		28.4		29.3		31.4

Statutory combined ratio				93.3%	89.7%	97.2%	84.4%	86.5%		85.4%		89.2%		89.3%
Statutory combined ratio excluding catastrophes				89.4%	89.7%	97.1%	83.6%	84.7%		84.1%		88.3%		88.6%

Loss Detail
New losses $250,000-$500,000				$23	$21	$18	$16	$18		$34		$52		$73
New losses $500,000-$750,000				9	14	11	12	12		24		35		49
New losses $750,000-$1,000,000				8	11	8	6	9		15		23		34
New losses $1,000,000-$2,000,000				18	19	25	23	23		46		71		90
New losses $2,000,000-$4,000,000				22	34	43	13	22		35		78		112
New losses greater than $4,000,000				—	—	5	—	—		—		5		5
Case reserve development above $250,000				44	60	45	46	49		95		140		200

Large losses subtotal				$124	$159	$155	$116	$133		$249		$404		$563
IBNR incurred				6	(29)	—	6	7		14		14		(12)
Catastrophe losses incurred				22	—	1	5	10		16		17		16
Remaining incurred				146	89	163	131	132		262		425		511

Total losses incurred				$298	$219	$319	$258	$282		$541		$860		$1,078

Loss Ratio
New losses $250,000-$500,000				4.0%	3.4%	3.0%	2.6%	2.8%		2.7%		2.9%		2.9%
New losses $500,000-$750,000				1.5	2.2	1.8	2.0	2.0		2.0		1.9		2.0
New losses $750,000-$1,000,000				1.3	1.8	1.3	1.0	1.5		1.2		1.3		1.4
New losses $1,000,000-$2,000,000				3.2	3.2	4.2	3.8	3.8		3.8		3.9		3.7
New losses $2,000,000-$4,000,000				3.9	5.7	7.2	2.1	3.6		2.9		4.3		4.5
New losses greater than $4,000,000				—	—	0.8	—	—		—		0.3		0.2
Case reserve development above $250,000				7.8	10.1	7.5	7.6	8.1		7.8		7.6		8.3

Large losses subtotal				21.7%	26.4%	25.8%	19.1%	21.8%		20.4%		22.2%		23.2%
IBNR incurred				1.0	(4.8)	—	1.0	1.2		1.1		0.8		(0.5)
Total catastrophe losses incurred				3.9	—	0.2	0.8	1.8		1.3		0.9		0.7
Remaining incurred				25.4	14.8	27.2	21.7	22.0		21.9		23.6		21.4

Total loss ratio				52.0%	36.4%	53.2%	42.6%	46.8%		44.7%		47.5%		44.8%

Loss Claim Count
New losses $250,000-$500,000				68	64	57	49	57		106		163		227
New losses $500,000-$750,000				16	23	20	21	20		41		61		84
New losses $750,000-$1,000,000				9	13	9	7	11		18		27		40
New losses $1,000,000-$2,000,000				16	14	20	19	17		36		56		70
New losses $2,000,000-$4,000,000				7	11	14	4	7		11		25		36
New losses greater than $4,000,000				—	—	1	—	—		—		1		1
Case reserve development above $250,000				74	96	80	75	85		160		240		336

Large losses total				190	221	201	175	197		372		573		794

*	Dollar amounts shown are rounded to millions; certain amounts may not add due to rounding. Ratios are calculated based on whole dollar amounts.

*	NM — Not meaningful

*	Statutory data prepared in accordance with statutory accounting rules as defined by the National Association of Insurance Commissioners and filed with the appropriate regulatory bodies.
2008 First-Quarter Supplement

Cincinnati Insurance Group — Personal Lines
Statutory Quarterly Analysis
(Based on reported data — see Page 22 for adjusted data)

					Three months ended				Six months ended		Nine months ended		Twelve months ended
(Dollars in millions)	12/31/08	9/30/08	6/30/08	3/31/08	12/31/07	9/30/07	6/30/07	3/31/07	6/30/08	6/30/07	9/30/08	9/30/07	12/31/08	1/3/00

Net premiums written				$150	$162	$192	$197	$153		$350		$542		$704
Net premiums earned				$177	$176	$177	$180	$181		$361		$538		$714

Losses paid				$116	$103	$110	$110	$105		$214		$324		$426
Loss reserve change				3	(30)	3	(4)	(17)		(20)		(17)		(47)
Total losses incurred				$119	$73	$113	$106	$88		$194		$307		$379
Allocated loss expense paid				3	4	3	3	4		7		10		14
Allocated loss expense reserve change				—	(1)	(1)	—	—		—		(1)		(2)
Total allocated loss expense incurred				$3	$3	$2	$3	$4		$7		$9		$12
Unallocated loss expense paid				13	12	13	11	13		24		38		50
Unallocated loss expense reserve change				1	(3)	—	—	(1)		(1)		(2)		(3)
Total unallocated loss expense incurred				$14	$9	$13	$11	$12		$23		$36		$47
Underwriting expenses incurred				51	52	60	63	56		118		178		231

Underwriting profit (loss)				$(10)	$39	$(11)	$(3)	$22		$19		$8		$45

Ratio Data
Loss ratio				67.4%	41.3%	63.8%	58.6%	48.9%		53.8%		57.1%		53.2%
Allocated loss expense ratio				1.9	1.8	1.4	1.9	1.8		1.9		1.7		1.7
Unallocated loss expense ratio				7.4	5.5	7.3	6.2	6.6		6.4		6.7		6.4
Net underwriting expense ratio				34.1	32.8	31.1	31.9	36.2		33.7		32.8		32.8

Statutory combined ratio				110.8%	81.4%	103.6%	98.6%	93.5%		95.8%		98.3%		94.1%
Statutory combined ratio excluding catastrophes				99.2%	82.4%	96.6%	95.1%	97.6%		96.1%		96.2%		92.8%

Loss Detail
New losses $250,000-$500,000				$6	$8	$6	$6	$5		$11		$17		$25
New losses $500,000-$750,000				3	2	3	3	3		6		9		11
New losses $750,000-$1,000,000				1	2	1	3	1		4		5		7
New losses $1,000,000-$2,000,000				4	5	1	3	5		8		9		14
New losses $2,000,000-$4,000,000				—	2	7	4	—		4		11		13
New losses greater than $4,000,000				—	—	—	—	—		—		—		—
Case reserve development above $250,000				4	8	5	2	4		6		11		19

Large losses subtotal				$18	$27	$23	$21	$18		$39		$62		$89
IBNR incurred				—	(14)	—	1	—		1		1		(13)
Catastrophe losses incurred				21	(2)	12	6	(7)		(1)		11		10
Remaining incurred				80	62	78	78	77		155		233		293

Total losses incurred				$119	$73	$113	$106	$88		$194		$307		$379

Loss Ratio
New losses $250,000-$500,000				3.6%	4.5%	3.4%	3.3%	3.0%		3.1%		3.3%		3.6%
New losses $500,000-$750,000				1.5	1.1	1.7	1.7	1.9		1.8		1.7		1.5
New losses $750,000-$1,000,000				0.4	1.1	0.6	1.7	0.7		1.1		0.9		1.0
New losses $1,000,000-$2,000,000				2.1	2.8	0.6	1.7	3.0		2.3		1.7		2.0
New losses $2,000,000-$4,000,000				—	1.0	4.1	2.2	—		1.1		2.1		1.8
New losses greater than $4,000,000				—	—	—	—	—		—		—		—
Case reserve development above $250,000				2.5	4.4	2.9	1.2	2.2		1.8		2.1		2.7

Large losses subtotal				10.0%	15.1%	13.2%	11.8%	10.6%		11.2%		11.8%		12.6%
IBNR incurred				0.2	(7.8)	—	0.4	—		0.2		0.1		(1.8)
Total catastrophe losses incurred				11.6	(1.0)	7.0	3.5	(4.1)		(0.3)		2.1		1.3
Remaining incurred				45.6	35.0	43.6	42.9	42.4		42.7		43.1		41.1

Total loss ratio				67.4%	41.3%	63.8%	58.6%	48.9%		53.8%		57.1%		53.2%

Loss Claim Count
New losses $250,000-$500,000				19	24	18	18	15		33		51		75
New losses $500,000-$750,000				5	4	5	5	4		9		14		18
New losses $750,000-$1,000,000				1	3	2	4	1		5		7		10
New losses $1,000,000-$2,000,000				3	4	1	2	4		6		7		11
New losses $2,000,000-$4,000,000				—	1	2	1	—		1		3		4
New losses greater than $4,000,000				—	—	—	—	—		—		—		—
Case reserve development above $250,000				7	16	13	7	8		15		28		44

Large losses total				35	52	41	37	32		69		110		162

*	Dollar amounts shown are rounded to millions; certain amounts may not add due to rounding. Ratios are calculated based on whole dollar amounts.

*	NM — Not meaningful

*	Statutory data prepared in accordance with statutory accounting rules as defined by the National Association of Insurance Commissioners and filed with the appropriate regulatory bodies.
2008 First-Quarter Supplement

Cincinnati Insurance Group.
Direct Written Premiums by Risk State by Line of Business for the Three Months Ended March 31, 2008
(Dollars in millions)

											3/31/2008	3/31/2007	Commercial	Personal	Total
	Comm	Comm	Comm	Workers’	Specialty	Surety &	Mach. &	Pers	Home	Other	Agency	Agency	Change	Change	Change
Risk State	Casualty	Prop	Auto	Comp	Packages	Exec Risk	Equip	Auto	Owner	Personal	Direct	Direct	%	%	%

AL	$4.9	$3.9	$2.0	$0.3	$2.0	$0.6	$0.1	$3.5	$5.5	$1.1	$24.0	$24.5	(9.4)	9.8	(2.2)
AZ	4.1	1.9	2.9	0.2	0.2	0.2	0.3	0.0	0.0	0.0	9.8	8.7	12.8	(9.4)	12.6
AR	2.6	2.5	1.7	1.4	0.9	0.3	0.1	0.7	0.7	0.2	11.0	11.3	(2.4)	0.1	(2.1)
DE	0.2	0.2	0.2	0.5	0.1	0.0	0.0	0.0	0.0	0.0	1.1	1.4	(14.0)	—	(14.0)
FL	8.3	6.8	3.6	0.5	0.8	0.7	0.2	3.0	4.8	0.9	29.8	35.6	(12.8)	(23.6)	(16.2)
GA	7.8	5.1	4.7	4.4	1.8	1.6	0.2	6.8	6.2	1.8	40.4	40.5	(2.1)	3.0	(0.0)
ID	2.7	1.1	1.3	0.1	0.3	0.4	0.1	0.0	0.0	0.0	5.9	5.6	7.5	—	7.5
IL	18.2	12.2	9.4	17.2	3.4	2.1	0.6	5.0	3.9	1.5	73.5	80.5	(9.7)	(0.7)	(8.3)
IN	14.0	10.1	7.3	9.2	2.0	2.0	0.6	5.7	5.4	1.5	57.9	63.3	(11.4)	1.9	(8.5)
IA	5.0	3.2	2.4	7.7	1.2	0.8	0.2	0.7	0.9	0.4	22.4	24.3	(7.4)	(10.4)	(7.7)
KS	2.0	2.1	1.3	2.9	0.8	0.3	0.1	0.9	1.2	0.3	11.9	12.8	(7.5)	(4.1)	(6.9)
KY	5.7	5.0	4.0	1.0	1.3	0.8	0.2	4.2	3.3	0.9	26.4	26.5	(2.3)	4.1	(0.4)
MD	3.7	1.3	2.6	2.6	0.3	0.4	0.1	0.0	0.4	0.1	11.5	13.0	(12.1)	23.0	(11.1)
MI	8.2	5.0	4.0	5.4	3.0	1.4	0.4	2.4	2.9	0.7	33.3	39.9	(17.4)	(11.4)	(16.4)
MN	6.6	4.1	2.6	2.3	0.9	0.7	0.3	1.3	1.2	0.9	20.9	25.3	(18.9)	(7.7)	(17.2)
MO	7.7	4.6	3.0	4.8	1.4	0.5	0.2	0.5	0.9	0.2	23.8	26.1	(8.6)	(13.4)	(9.0)
MT	5.0	1.4	1.8	0.0	0.2	0.2	0.1	0.0	0.0	0.0	8.8	8.4	5.7	20.9	5.7
NE	1.7	1.3	1.0	2.2	0.4	0.4	0.1	0.2	0.2	0.1	7.6	8.0	(3.5)	(16.4)	(4.5)
NH	0.7	0.5	0.3	0.8	0.2	0.2	0.0	0.2	0.1	0.1	3.1	3.6	(14.0)	(8.5)	(13.4)
NY	6.3	1.5	2.0	0.5	0.4	0.4	0.1	0.0	0.0	0.0	11.3	13.8	(17.8)	4.9	(17.7)
NC	10.2	6.7	5.4	8.0	3.0	1.5	0.3	0.2	0.4	0.7	36.5	40.2	(9.3)	1.1	(9.0)
ND	1.6	1.0	0.8	0.0	0.2	0.3	0.1	0.1	0.1	0.0	4.1	3.9	9.5	(20.8)	7.2
OH	43.3	23.9	17.3	(0.4)	4.8	6.3	1.2	26.8	18.8	6.6	148.8	158.0	(9.7)	(1.9)	(5.6)
PA	12.4	7.6	8.2	17.3	2.7	1.3	0.5	1.6	1.2	0.8	53.7	55.6	(3.4)	(3.3)	(3.4)
SC	3.3	1.8	1.7	1.8	0.7	0.7	0.1	0.0	0.0	0.0	10.1	11.1	(9.2)	(13.5)	(9.2)
SD	1.2	0.8	0.6	1.4	0.1	0.1	0.0	0.0	0.0	0.0	4.3	4.7	(8.1)	(20.0)	(8.1)
TN	6.3	4.7	3.3	4.2	2.2	1.1	0.3	1.9	2.0	0.7	26.6	30.3	(14.3)	1.7	(11.9)
UT	3.0	1.1	1.6	0.0	0.1	0.3	0.1	0.0	0.0	0.0	6.4	6.1	6.8	—	6.9
VT	1.2	0.9	0.7	1.6	0.2	0.1	0.1	0.2	0.2	0.1	5.3	5.9	(9.9)	(8.5)	(9.8)
VA	9.4	6.7	6.3	7.0	1.3	1.1	0.3	1.9	1.6	0.6	36.2	41.4	(13.3)	(6.5)	(12.6)
WV	2.1	1.3	1.5	0.0	0.7	0.1	0.1	0.0	0.1	0.1	6.0	7.5	(19.6)	(25.3)	(19.8)
WI	8.2	4.9	3.1	8.9	1.2	0.9	0.4	1.8	1.5	0.7	31.6	33.8	(6.5)	(5.1)	(6.3)
All Other	1.7	1.5	1.1	1.7	0.0	0.5	0.1	0.0	0.1	0.0	6.6	6.8	(3.2)	7.6	(3.0)

Total	$219.1	$137.0	$109.7	$115.8	$39.1	$28.2	$7.5	$69.7	$63.5	$21.0	$810.7	$878.1	(8.7)	(2.7)	(7.6)
Other Direct	0.3	0.6	0.2	1.8	0.1	0.0	0.0	0.1	0.9	0.4	4.4	3.5	38.6	10.1	28.2

Total Direct	$219.4	$137.6	$109.9	$117.6	$39.2	$28.2	$7.5	$69.8	$64.4	$21.4	$815.1	$881.6	(8.6)	(2.6)	(7.5)

2008 First-Quarter Supplement

Cincinnati Insurance Group
Quarterly Property Casualty Data — By Commercial Lines of Business

(Dollars in millions)				Three months ended					Six months ended		Nine months ended		Twelve months ended
	12/31/08	9/30/08	6/30/08	3/31/08	12/31/07	9/30/07	6/30/07	3/31/07	6/30/08	6/30/07	9/30/08	9/30/07	12/31/08	12/31/07

Commercial casualty:
Written premiums				$211	$189	$179	$218	$245		$462		$641		$830
Earned premiums				190	204	205	209	209		418		623		827
Loss and loss expenses ratio				58.3%	32.0%	63.7%	54.6%	53.5%		54.2%		57.4%		51.1%
Less catastrophe loss ratio				—	—	—	—	—		—		—		—

Loss and loss expenses excluding catastrophe loss ratio				58.3%	32.0%	63.7%	54.6%	53.5%		54.2%		57.4%		51.1%

Commercial property:
Written premiums				$124	$116	$120	$125	$138		$263		$383		$499
Earned premiums				122	124	125	125	123		248		373		497
Loss and loss expenses ratio				75.5%	32.9%	61.5%	45.8%	53.6%		49.7%		53.7%		48.5%
Less catastrophe loss ratio				16.5	—	(1.4)	3.2	6.9		5.0		2.9		2.2

Loss and loss expenses excluding catastrophe loss ratio				59.0%	32.9%	62.9%	42.6%	46.7%		44.7%		50.8%		46.3%

Commercial auto:
Written premiums				$107	$100	$92	$112	$124		$236		$329		$429
Earned premiums				101	110	108	110	113		223		331		440
Loss and loss expenses ratio				63.4%	60.3%	66.9%	62.9%	64.6%		63.4%		64.5%		63.5%
Less catastrophe loss ratio				(0.4)	(0.2)	0.4	—	(0.2)		—		0.1		—

Loss and loss expenses excluding catastrophe loss ratio				63.8%	60.5%	66.5%	62.9%	64.8%		63.4%		64.4%		63.5%

Workers’ compensation:
Written premiums				$114	$88	$84	$92	$113		$206		$289		$378
Earned premiums				94	93	94	95	92		187		280		373
Loss and loss expenses ratio				64.8%	113.6%	82.0%	66.8%	76.5%		71.5%		75.0%		84.6%
Less catastrophe loss ratio				—	—	—	—	—		—		—		—

Loss and loss expenses excluding catastrophe loss ratio				64.8%	113.6%	82.0%	66.8%	76.5%		71.5%		75.0%		84.6%

Specialty package:
Written premiums				$37	$36	$34	$36	$41		$77		$111		$146
Earned premiums				35	36	36	37	36		73		109		146
Loss and loss expenses ratio				63.4%	41.9%	76.7%	49.9%	69.6%		59.6%		65.3%		59.4%
Less Catastrophe loss ratio				8.1	0.6	6.2	2.6	7.0		4.7		5.2		4.1

Loss and loss expenses excluding catastrophe loss ratio				55.3%	41.3%	70.5%	47.3%	62.6%		54.9%		60.1%		55.3%

Surety and executive risk:
Written premiums				$25	$26	$28	$23	$25		$48		$76		$102
Earned premiums				25	27	25	24	24		47		73		100
Loss and loss expenses ratio				45.9%	55.7%	36.5%	49.3%	24.0%		36.7%		36.7%		41.8%
Less catastrophe loss ratio				—	—	—	—	—		—		—		—

Loss and loss expenses excluding catastrophe loss ratio				45.9%	55.7%	36.5%	49.3%	24.0%		36.7%		36.7%		41.8%

Machinery and equipment:
Written premiums				$7	$7	$7	$7	$7		$14		$22		$29
Earned premiums				7	7	7	7	7		14		21		28
Loss and loss expense ratio				53.3%	27.8%	34.7%	20.4%	28.2%		24.3%		27.8%		27.8%
Less catastrophe loss ratio				—	(0.8)	1.3	—	(1.6)		(0.8)		(0.1)		(0.3)

Loss and loss expense excluding catastrophe loss ratio				53.3%	28.6%	33.4%	20.4%	29.8%		25.1%		27.9%		28.1%

*	Dollar amounts shown are rounded to millions; certain amounts may not add due to rounding. Ratios are calculated based on whole dollar amounts. The sum of quarterly amounts may not equal the full year as each is computed independently.
2008 First-Quarter Supplement

Cincinnati Insurance Group
Quarterly Property Casualty Data — By Personal Lines of Business

(Dollars in millions)				Three months ended					Six months ended		Nine months ended		Twelve months ended
	12/31/08	9/30/08	6/30/08	3/31/08	12/31/07	9/30/07	6/30/07	3/31/07	6/30/08	6/30/07	9/30/08	9/30/07	12/31/08	12/31/07

Personal auto:
Written premiums				$69	$75	$92	$93	$72		$164		$256		$332
Earned premiums				83	83	85	86	88		174		259		342
Loss and loss expenses ratio				67.6%	65.3%	67.7%	67.6%	66.5%		67.1%		67.3%		66.8%
Less catastrophe loss ratio				1.7	(0.3)	0.7	(0.3)	(2.3)		(1.3)		(0.6)		(0.6)

Loss and loss expenses excluding catastrophe loss ratio				65.9%	65.6%	67.0%	67.9%	68.8%		68.4%		67.9%		67.4%

Homeowner:
Written premiums				$60	$66	$77	$80	$61		$141		$218		$284
Earned premiums				72	71	70	72	71		143		214		285
Loss and loss expenses ratio				91.4%	36.6%	82.7%	66.9%	50.0%		58.5%		66.5%		59.0%
Less catastrophe loss ratio				25.2	(2.3)	15.6	8.3	(7.5)		0.4		5.4		3.5

Loss and loss expenses excluding catastrophe loss ratio				66.2%	38.9%	67.1%	58.6%	57.5%		58.1%		61.1%		55.5%

Other personal:
Written premiums				$21	$21	$23	$24	$20		$44		$67		$88
Earned premiums				22	22	22	22	22		43		65		87
Loss and loss expenses ratio				62.2%	24.1%	57.9%	62.8%	43.4%		53.1%		54.7%		47.0%
Less Catastrophe loss ratio				4.1	0.6	3.7	3.5	(0.1)		1.3		2.0		1.7

Loss and loss expenses excluding catastrophe loss ratio				58.1%	23.5%	54.2%	59.3%	43.5%		51.8%		52.7%		45.3%

*	Dollar amounts shown are rounded to millions; certain amounts may not add due to rounding. Ratios are calculated based on whole dollar amounts. The sum of quarterly amounts may not equal the full year as each is computed independently.
2008 First-Quarter Supplement

Cincinnati Insurance Group
Quarterly Detailed Loss Analysis

(Dollars in millions)					Three months ended				Six months ended		Nine months ended		Twelve months ended
	12/31/08	9/30/08	6/30/08	3/31/08	12/31/07	9/30/07	6/30/07	3/31/07	6/30/08	6/30/07	9/30/08	9/30/07	12/31/08	12/31/07

All Lines
Loss and loss expenses:
Loss and loss expenses — current AY				$467	$515	$558	$484	$472		$956		$1,515		$2,029
Loss and loss expenses — current AY				(9)	(118)	(47)	(40)	(17)		(58)		(106)		(223)
Catastrophes — current AY				47	(1)	15	15	16		31		48		46
Catastrophes — prior AY’s				(4)	(1)	(2)	(4)	(13)		(16)		(19)		(19)

Total				$501	$395	$524	$455	$458		$913		$1,438		$1,833

Ratio to Earned Premiums
Loss and loss expenses :
Loss and loss expenses — current AY				62.2%	66.3%	71.9%	61.6%	60.2%		60.9%		64.5%		64.9%
Loss and loss expenses — current AY				(1.3)	(15.2)	(6.2)	(5.1)	(2.3)		(3.7)		(4.5)		(7.1)
Catastrophes — current AY				6.2	(0.1)	2.0	1.9	2.1		2.0		2.0		1.4
Catastrophes — prior AY’s				(0.5)	(0.1)	(0.3)	(0.5)	(1.7)		(1.0)		(0.8)		(0.6)

Total				66.6%	50.9%	67.4%	57.9%	58.3%		58.2%		61.2%		58.6%

Commercial Lines
Loss and loss expenses:
Loss and loss expenses — current AY				$354	$412	$433	$370	$356		$727		$1,159		$1,571
Loss and loss expenses — current AY				(11)	(102)	(38)	(40)	(13)		(53)		(91)		(193)
Catastrophes — current AY				25	—	5	8	12		21		27		26
Catastrophes — prior AY’s				(3)	—	(4)	(3)	(2)		(5)		(9)		(9)

Total				$365	$310	$396	$335	$354		$690		$1,086		$1,395

Ratio to Earned Premiums
Loss and loss expenses:
Loss and loss expenses — current AY				61.6%	68.5%	72.2%	61.0%	59.0%		60.0%		64.0%		65.2%
Loss and loss expenses — current AY				(1.9)	(17.0)	(6.4)	(6.6)	(2.1)		(4.3)		(5.0)		(8.0)
Catastrophes — current AY				4.5	0.0	0.9	1.4	2.2		1.8		1.6		1.1
Catastrophes — prior AY’s				(0.6)	(0.0)	(0.8)	(0.5)	(0.4)		(0.4)		(0.5)		(0.4)

Total				63.6%	51.4%	66.0%	55.3%	58.7%		57.1%		60.1%		57.9%

Personal Lines
Loss and loss expenses:
Loss and loss expenses — current AY				$113	$103	$125	$114	$116		$229		$356		$458
Loss and loss expenses — current AY				2	(16)	(9)	—	(5)		(5)		(15)		(30)
Catastrophes — current AY				22	(1)	10	7	4		10		21		20
Catastrophes — prior AY’s				(1)	(1)	2	(1)	(11)		(11)		(10)		(10)

Total				$136	$85	$128	$120	$104		$223		$352		$438

Ratio to Earned Premiums
Loss and loss expenses:
Loss and loss expenses — current AY				64.1%	58.5%	70.8%	63.3%	64.3%		63.8%		66.1%		64.2%
Loss and loss expenses — current AY				1.0	(8.9)	(5.3)	(0.1)	(2.9)		(1.5)		(2.8)		(4.2)
Catastrophes — current AY				11.9	(0.7)	5.9	3.8	2.0		2.9		3.9		2.7
Catastrophes — prior AY’s				(0.3)	(0.3)	1.1	(0.3)	(6.1)		(3.2)		(1.8)		(1.4)

Total				76.7%	48.6%	72.5%	66.7%	57.3%		62.0%		65.4%		61.3%

2008 First-Quarter Supplement

Cincinnati Insurance Group
Quarterly Property Casualty Data — Consolidated

(Dollars in millions)					Three months ended				Six months ended		Nine months ended		Twelve months ended
	12/31/08	9/30/08	6/30/08	3/31/08	12/31/07	9/30/07	6/30/07	3/31/07	6/30/08	6/30/07	9/30/08	9/30/07	12/31/08	12/31/07

Premiums
Adjusted written premiums (statutory)				$772	$749	$779	$808	$811		$1,619		$2,398		$3,149
Written premium adjustment - statutory only				3	(25)	(43)	2	35		37		(6)		(32)

Reported written premiums (statutory)*				$775	$724	$736	$810	$846		$1,656		$2,392		$3,117
Unearned premiums change				(24)	53	41	(23)	(61)		(85)		(44)		8

Earned premiums				$751	$777	$777	$787	$785		$1,571		$2,348		$3,125

Statutory combined ratio
Statutory combined ratio				97.2%	87.8%	98.7%	87.7%	87.7%		87.7%		91.3%		90.3%
Less catastrophe losses				5.7	(0.3)	1.7	1.4	0.4		0.9		1.2		0.8

Statutory combined ratio excluding catastrophe losses				91.5%	88.1%	97.0%	86.3%	87.3%		86.8%		90.1%		89.5%

Commission expense ratio				17.7%	23.1%	18.1%	18.1%	18.0%		18.0%		18.0%		19.2%
Other expense ratio				12.9	13.9	13.2	11.7	11.4		11.6		12.1		12.5

Statutory expense ratio				30.6%	37.0%	31.3%	29.8%	29.4%		29.6%		30.1%		31.7%

GAAP combined ratio
GAAP combined ratio				98.6%	85.6%	97.3%	88.6%	89.6%		89.1%		91.8%		90.3%

*	Dollar amounts shown are rounded to millions; certain amounts may not add due to rounding. Ratios are calculated based on whole dollar amounts. The sum of quarterly amounts may not equal the full year as each is computed independently.

*	nm — Not meaningful

*	Statutory data prepared in accordance with statutory accounting rules as defined by the National Association of Insurance Commissioners and filed with the appropriate regulatory bodies.
2008 First-Quarter Supplement

Cincinnati Insurance Group
Quarterly Property Casualty Data — Commercial Lines

	Three months ended								Six months ended		Nine months ended		Twelve months ended
(Dollars in millions)	12/31/08	9/30/08	6/30/08	3/31/08	12/31/07	9/30/07	6/30/07	3/31/07	6/30/08	6/30/07	9/30/08	9/30/07	12/31/08	12/31/07

Premiums
Adjusted written premiums (statutory)				$622	$586	$587	$611	$658		$1,269		$1,857		$2,444
Written premium adjustment — statutory only				3	(24)	(43)	2	35		37		(6)		(31)

Reported written premiums (statutory)*				$625	$562	$544	$613	$693		$1,306		$1,851		$2,413
Unearned premiums change				(51)	39	56	(6)	(89)		(96)		(41)		(2)

Earned premiums				$574	$601	$600	$607	$604		$1,210		$1,810		$2,411

Statutory combined ratio
Statutory combined ratio				93.3%	89.7%	97.3%	84.4%	86.5%		85.4%		89.2%		89.2%
Less catastrophe losses				3.9	—	0.2	0.8	1.8		1.3		0.9		0.6

Statutory combined ratio excluding catastrophe losses				89.4%	89.7%	97.1%	83.6%	84.7%		84.1%		88.3%		88.6%

GAAP combined ratio
GAAP combined ratio				95.0%	87.3%	95.4%	85.2%	88.9%		87.0%		89.8%		89.2%

*	Dollar amounts shown are rounded to millions; certain amounts may not add due to rounding. Ratios are calculated based on whole dollar amounts. The sum of quarterly amounts may not equal the full year as each is computed independently.

*	nm — Not meaningful

*	Statutory data prepared in accordance with statutory accounting rules as defined by the National Association of Insurance Commissioners and filed with the appropriate regulatory bodies.
2008 First-Quarter Supplement
p

Cincinnati Insurance Group
Quarterly Property Casualty Data — Personal Lines

	Three months ended								Six months ended		Nine months ended		Twelve months ended
(Dollars in millions)	12/31/08	9/30/08	6/30/08	3/31/08	12/31/07	9/30/07	6/30/07	3/31/07	6/30/08	6/30/07	9/30/08	9/30/07	12/31/08	12/31/07

Adjusted written premiums (statutory)				$150	$163	$192	$197	$153		$350		$541		$705
Written premium adjustment — statutory only				—	(1)	—	—	—		—		—		(1)

Reported written premiums (statutory)*				$150	$162	$192	$197	$153		$350		$541		$704
Unearned premiums change				27	14	(15)	(17)	28		11		(3)		10

Earned premiums				$177	$176	$177	$180	$181		$361		$538		$714

Statutory combined ratio
Statutory combined ratio				110.8%	—%	103.6%	98.6%	93.5%		95.8%		98.3%		94.1%
Less catastrophe losses				11.6	(1.0)	7.0	3.5	(4.1)		(0.3)		2.1		1.3

Statutory combined ratio excluding catastrophe losses				99.2%	1.0%	96.6%	95.1%	97.6%		96.1%		96.2%		92.8%

GAAP combined ratio
GAAP combined ratio				110.1%	79.7%	103.8%	99.9%	92.0%		96.0%		98.6%		93.9%

*	Dollar amounts shown are rounded to millions; certain amounts may not add due to rounding. Ratios are calculated based on whole dollar amounts. The sum of quarterly amounts may not equal the full year as each is computed independently.

*	nm — Not meaningful

*	Statutory data prepared in accordance with statutory accounting rules as defined by the National Association of Insurance Commissioners and filed with the appropriate regulatory bodies.
2008 First-Quarter Supplement

The Cincinnati Life Insurance Company
GAAP Statements of Income

	For the Three Months Ended March 31,
	2008	2007	Change	% Change

Revenues:
Premiums earned:
Life	$40,068,179	$38,946,474	$1,121,705	2.88
Accident health	1,868,167	1,758,851	109,316	6.22
Premiums ceded	(12,489,397)	(10,286,342)	(2,203,055)	21.42
Total premiums earned	29,446,949	30,418,983	(972,034)	(3.20)
Investment income	29,080,394	28,312,584	767,810	2.71
Realized investment gains and losses	(9,802,238)	8,144,413	(17,946,651)	(220.36)
Other income	742,390	1,365,571	(623,181)	(45.64)
Total revenues	$49,467,495	$68,241,551	$(18,774,056)	(27.51)

Benefits & expenses:
Losses & policy benefits	$39,885,436	$36,890,212	$2,995,224	8.12
Reinsurance recoveries	(4,358,148)	(9,652,925)	5,294,777	(54.85)
Commissions	6,282,112	8,939,275	(2,657,163)	(29.72)
Other operating expenses	6,288,651	7,485,616	(1,196,965)	(15.99)
Interest expense	—	—	—	—
Taxes, licenses & fees	1,012,324	946,862	65,462	6.91
Incr deferred acq expense	(2,036,729)	(3,936,437)	1,899,708	(48.26)
Total expenses	$47,073,646	$40,672,603	$6,401,043	15.74

Income before income taxes	$2,393,849	$27,568,948	$(25,175,099)	(91.32)
Provision for income taxes:
Current	$7,672,506	$2,700,754	$4,971,752	184.09
Current capital gains/losses	(3,410,783)	2,870,544	(6,281,327)	(218.82)
Deferred	(3,583,310)	4,059,429	(7,642,739)	(188.27)
Total income taxes	$678,413	$9,630,727	$(8,952,314)	(92.96)

Net income	$1,715,436	$17,938,221	$(16,222,785)	(90.44)
2008 First-Quarter Supplement

The Cincinnati Life Insurance Company
Statutory Statements of Income

	For the Three Months Ended March 31,
	2008	2007	% Change

Net premiums written	$41,996,272	$40,441,018	3.85
Net investment income	29,080,732	28,317,576	2.69
Amortization of interest maintenance reserve	(269,001)	18,286	(1,571.08)
Commissions and expense allowances on reinsurance ceded	1,941,492	1,962,089	(1.05)
Income from fees associated with Separate Accounts	742,390	1,365,571	(45.64)
Total revenues	$73,491,885	$72,104,540	1.92

Death benefits and matured endowments	$10,682,392	$7,025,780	52.05
Annuity benefits	7,389,683	8,446,244	(12.51)
Disability benefits and benefits under accident and health contracts	575,866	392,588	46.68
Surrender benefits and group conversions	5,986,229	4,872,348	22.86
Interest and adjustments on deposit-type contract funds	2,749,630	2,701,644	1.78
Increase in aggregate reserves for life and accident and health contracts	22,344,475	27,127,730	(17.63)
Payments on supplementary contracts with life contingencies	84,382	90,522	(6.78)
Total benefit expenses	$49,812,657	$50,656,856	(1.67)

Commissions	$8,147,979	$8,834,275	(7.77)
General insurance expenses and taxes	9,509,358	9,826,285	(3.23)
Increase in loading on deferred and uncollected premiums	(250,714)	(1,378,574)	81.81
Net transfers to or (from) Separate Accounts	—	—	—
Other deductions	63	64	(1.56)
Total operating expenses	$17,406,686	$17,282,050	0.72

Federal and Foreign Income Taxes Incurred	7,659,148	2,611,204	193.32

Net gain from operations before realized capital gains or (losses)	$(1,386,606)	$1,554,430	(189.20)

Net realized gains or (losses) net of capital gains tax	(6,566,723)	5,811,552	(212.99)

Net Income (loss) (Statutory)	$(7,953,329)	$7,365,982	(207.97)

*	Statutory data prepared in accordance with statutory accounting rules as defined by the National Association of Insurance Commissioners and filed with the appropriate regulatory bodies.
2008 First-Quarter Supplement

The Cincinnati Life Insurance Company
Expenses as a Percentage of Premium

	Three months ended								Six months ended		Nine months ended		Twelve months ended
(Dollars in millions)	12/31/08	09/30/08	06/30/08	03/31/08	12/31/07	09/30/07	06/30/07	03/31/07	06/30/08	06/30/07	09/30/08	09/30/07	12/31/08	12/31/07

Gross Written Premiums				$54	$55	$49	$54	$53		$107		$156		$211
Bank Owned Life Insurance (BOLI) Adjustment				—	—	—	—	—		—		—		—

Adjusted Gross Written Premiums				$54	$55	$49	$54	$53		$107		$156		$211

Insurance Expense				$8	$8	$8	$9	$9		$18		$26		$34

Expense Ratio				15.0%	14.5%	16.3%	16.7%	17.7%		16.8%		16.7%		16.1%
Expense Ratio based on Adjusted Gross Written Premium				15.0%	14.5%	16.3%	16.7%	17.7%		16.8%		16.7%		16.1%

*	Dollar amounts shown are rounded to millions; certain amounts may not add due to rounding. Ratios are calculated based on whole dollar amounts. The sum of quarterly amounts may not equal the full year as each is computed independently.
2008 First-Quarter Supplement